Financial Update Jacky Lo | Chief Finance Officer, Yum China

Forward-Looking Statements. Our presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on current estimates and assumptions made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we believe are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct. Forward-looking statements include, without limitation, statements regarding the future business plans, earnings and performance of Yum China including all targets, statements regarding future dividends, anticipated effects of population and macroeconomic trends and the capital structure of Yum China, statement regarding the anticipated effects of our digital and delivery capabilities on growth, and beliefs regarding the long-term drivers of Yum China’s business. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks and uncertainties that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or assumptions will be achieved. The forward-looking statements included on our presentation are only made as of the date indicated on the relevant materials, and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results to differ materially from those expressed or implied by forward-looking statements, including, without limitation: whether we are able to achieve development goals at the times and in the amounts currently anticipated, if at all, the success of our marketing campaigns and product innovation, our ability to maintain food safety and quality control systems, our ability to control costs and expenses, including tax costs, as well as changes in political, economic and regulatory conditions in China. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K) for additional detail about factors that could affect our financial and other results. Market and Industry Data. Unless we indicate otherwise, we base the information concerning our industry contained on this presentation on our general knowledge of and expectations concerning the industry. Our market position and market share is based on our estimates using data from various industry sources and assumptions that we believe to be reasonable based on our knowledge of the industry. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Trademarks, logos, service marks, materials, designs and other intellectual property used in this presentation are owned by Yum China Holdings, Inc. and its affiliates, or their use has been officially authorized by their respective owners. This presentation also may refer to brand names, trademarks, service marks and trade names of other companies and organizations, and these brand names, trademarks, service marks and trade names are the property of their respective owners. Non-GAAP Measures. Our presentation includes certain non-GAAP financial measures. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are included on our presentation where indicated. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Cautionary Language Regarding Forward-Looking Statements

STAY TRUE AIM HIGH

No. 1 Restaurant company in China Top Brands Western Governance Best-in-class Management Nationwide Supply chain Unique Strengths of Yum China

NET NEW UNIT DEVELOPMENT SAME-STORE SALES GROWTH MARGINS & G&A MANAGEMENT STRATEGIC CAPITAL ALLOCATION 1 2 3 4 SHAREHOLDER RETURNS How we create value for shareholders

7,747 Restaurants1 ~1.5 Average no. of restaurants opened daily2 1,220 Remodeled stores (Jan 2016 – Aug 2017) >1,100 No. of cities present1 1As of the end of August 2017. 2Per our previous guidance, Yum China targets to open 550-600 new units on a gross basis.. Average no. of restaurants opened daily = 550 restaurants divided by 365 days Solid development plan to drive system sales growth 1

1 Compelling new unit return

	KFC	Pizza Hut
Average Pre-tax Cash Payback Period[1]	~2 Years	<4 Years[2]
Average Unit Volume	~RMB 6.1mn	~RMB 5.6mn
Cash Investment	~RMB 2.6mn	~RMB 3.3mn
Cash Margin	~22%	~17%

[1]Includes all units opened from June 2015 to May 2016, after deduction of 3% license fee.
[2]For Pizza Hut Casual Dining units only.

7

Significant lead over competitors 1 >2x More units than nearest competitor 1Includes both Pizza Hut Casual Dining and Pizza Hut Home Service units. 2We define restaurant penetration as number of Yum China restaurants per million people. It is calculated as follow: Yum China’s total unit count divided by total China population. >5x More units than nearest competitor1 Yum China Restaurant Penetration2 ~3x

Encouraging trend in same-store sales growth 2 2017 2017 2017

Focusing on SSSG to drive sales leverage 2 Innovation Great value SSS Growth Digital capability Delivery network

Restaurant margin management 3 Restaurant Margin Commodity Inflation Labor Inflation Efficiency Key Factors Affecting Restaurant Margin (Aug YTD 2017) No longer a tailwind from Q3 onwards

G&A costs optimization 3 G&A Change YoY G&A Costs Low-teens percentage increase in 2017 Cost structure optimization Aim to keep G&A increase below total revenues growth

Generating robust free cash flow 4 $987mn $1.6bn Zero Operating cash flow (Jan-Aug 2017) Debt2 Cash and short-term investment2 1Free cash flow is net operating cash flow less capital expenditure. 2As of the end of August 2017. 26% Free cash flow CAGR1 (2014-2016)

Recap of capital allocation 4 $128mn ~$39mn Share repurchase completed2 First quarterly dividend announced1 $61.7mn Acquisition3 $550mn Total share repurchase authorization1 1As of October 5, 2017. 2As of the end of August 2017. 3Yum China agreed to pay a cash consideration of $36.7mn to the sellers and made a concurrent capital contribution of $25.0mn to Daojia.

Strategic capital allocation 4 Repurchase Dividend More shares Increase on per share basis Strategic Growth initiatives Invest Into the core business

STAY TRUE AIM HIGH

High Single Digit System sales growth, ex FX ~17% Restaurant margin Double Digit Operating profit growth, ex FX Ongoing financial targets

Effective tax rate Diluted share count 29.3% August YTD 2017 August YTD 2016 28.0% 397mn 364mn Factors impacting EPS growth

Thank You

Non-GAAP Definitions In an effort to provide investors with additional information regarding the Company's financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses in these materials, the following Non-GAAP information which management believes provides useful information to investors: Adjusted EBITDA – We define adjusted EBITDA as net income including noncontrolling interests adjusted for income tax, interest income, depreciation, amortization and other items, including store impairment charges. System-Sales – System sales growth reflects the results of all restaurants regardless of ownership, including Company-owned, franchise and unconsolidated affiliate restaurants that operate our concepts, except for non-Company-owned restaurants for which we do not receive a sales-based royalty. Sales of franchise and unconsolidated affiliate restaurants typically generate ongoing franchise fees for the Company at a rate of approximately 6% of system sales. Franchise and unconsolidated affiliate restaurant sales are not included in Company sales on the Condensed Consolidated and Combined Summary of Results; however, the franchise fees are included in the Company’s revenues. We believe system sales growth is useful to investors as a significant indicator of the overall strength of our business as it incorporates all of our revenue drivers, Company and franchise same-store sales as well as net unit growth. Constant Currency (Ex-FX) — We refer to growth rates at constant currency or adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. These amounts are calculated by translating current-year results at prior-year average exchange rates. We believe elimination of the foreign currency translation impact provides better year-to-year comparability of sales trends.

Reconciliations of Reported Results to Non-GAAP Measures Reconciliation of Net Income to Adjusted EBITDA Quarter ended Year to date ended (In US$ million) 8/31/2017 8/31/2016 8/31/2017 8/31/2016 Net income – noncontrolling interests $ 10 $ 10 $ 21 $ 10 Net Income – Yum China Holdings, Inc. 211 192 493 414 Income tax provision 102 87 213 165 Interest income, net (6) (3) (13) (7) Operating Profit 317 286 714 582 Depreciation and amortization 105 101 265 272 Store impairment charges 6 6 28 43 Special Items Income – Operating Profit (3) (3) (3) (2) Adjusted EBITDA $ 425 $ 390 $ 1,004 $ 895 Yum China System Sales Year to date ended (In US$ million) 8/31/2017 Company sales 4,818 Franchisee sales 1,163 Total system sales 5,981